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                                  EXHIBIT 23.4

                     CONSENT OF MESCHKOW & GRESHAM, P.L.C.

          We hereby consent to the reference to our name under the heading of "Legal Matters" included in the Registration Statement of Intercell Corporation of which this Exhibit is a part, and in any amendments to the Registration Statement.

                                    MESCHKOW & GRESHAM, P.L.C.



     Date:  April 1, 1997                By: /s/ Lowell W. Gresham
                                         -------------------------
                                         Lowell W. Gresham